
                                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                        MONTHLY PERIOD ENDING FEBRUARY 28, 2001
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1999-C
                                        Class A - 055237AN1 Class B - 055237AP6
                                     Secured Note Trust - 05526RAB0 and U06841AC0


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $61,640,123.76
                                                                                                        --------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 7,575,271.99
                                                                                                        --------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $   873,085.83
                                                                                                        --------------

4.          The aggregate amount of Servicer Interchange                                                $   520,833.33
                                                                                                        --------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1999-C   Certificates                                                                $ 7,927,524.46
                                                                                                        --------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1999-C  Certificates                                                                 $61,640,123.76
                                                                                                        --------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1999-C -Certificates                                                          $         0.00
                                                                                                        --------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $         0.00
                                                                                                        --------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after
            giving effect to the deposits and withdrawals specified above, is equal to                  $40,000,000.00
                                                                                                        --------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $ 1,957,362.85
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   129,803.82
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   205,294.44
                                                                                                        --------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $         0.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $         0.00
                                                                                                        --------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $ 1,957,362.85
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   129,803.82
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   205,294.44
                                                                                                        --------------

13.         To the knowledge of the undersigned, no Series 1999-C Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  12th  day  of  August,  2002.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/  R.  Brian  Rozelle
          ----------------------------
          Name:     R.  Brian  Rozelle
          Title:    Assistant  Vice  President